Exhibit 99.1

BEMAG TRANSFORMER INC.

FINANCIAL STATEMENTS

JUNE 30, 2011

SUMMARY

Page
Report of Independent Registered Public Accounting Firm	2
Balance Sheet	3
Statement of Retained Earnings	4
Statement of Earnings	5
Statement of Cash Flow	6
Notes to Financial Statements	7 - 21

Blain, Joyal, Charbonneau S.E.N.C.R.L.
Comptables agréés
Chartered Accountants
1410, Principale St., Suite 104
Sainte-Julie, Quebec J3E 1R6
Téléphone / Telephone : 450-922-4535
Télécopieur / Facsimile : 450-922-5380
www.groupebjc.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Bemag Transformer Inc.

We have audited the accompanying balance sheet of BEMAG TRANSFORMER INC. as at June 30, 2011 and the related statements of earnings, retained earnings and cash flows for the year ended June 30, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2011 and the results of its operations and its cash flows for the year ended June 30, 2011 in accordance with Canadian generally accepted accounting principles.

/s/ Blain, Joyal, Charbonneau CA

Blain, Joyal, Charbonneau CA1
Sainte-Julie
April 13 , 2012

1. CA auditor permit no. 13302

BEMAG TRANSFORMER INC.

BALANCE SHEET

AS AT JUNE 30, 2011	Page 3

	2011	2010
		(Unaudited)
ASSETS
CURRENT ASSETS
Accounts receivable (note 5)	$2,938,718	$2,812,896
Income taxes receivable	18,944	-
Inventories (note 6)	3,213,332	2,468,355
Investment tax credit receivable	174,517	217,665
Prepaid expenses	28,597	8,465
Future income taxes	3,220	49,395
	6,377,328	5,556,776
PROPERTY, PLANT AND EQUIPMENT (note 7)	1,807,153	1,682,304
	$8,184,481	$7,239,080

LIABILITIES
CURRENT LIABILITIES
Bank overdraft	$525,372	$948,699
Bank loan (note 8)	1,310,000	980,000
Accounts payable and accrued liabilities (note 9)	1,819,108	1,149,624
Current portion of long-term debt (note 10)	438,568	303,600
	4,093,048	3,381,923
LONG-TERM DEBT (note 10)	951,967	697,292
FUTURE INCOME TAXES	228,879	174,096
RETRACTABLE SHARES (note 11)	20	20
	5,273,914	4,253,331
SHAREHOLDERS' EQUITY
ISSUED CAPITAL (note 11)
Preferred shares retractable at $3,210,000 at the option of the holder	92	100
Other shares	100	100
	192	200
CONTRIBUTED SURPLUS (note 12)	246,830	246,830
RETAINED EARNINGS	2,663,545	2,738,719
	2,910,567	2,985,749
	$8,184,481	$7,239,080
COMMITMENTS (note 13)

Signed for the board,
/s/ Gilles Mazoyer, director

The accompanying notes are an integral part of these financial statements.

BEMAG TRANSFORMER INC.

STATEMENT OF RETAINED EARNINGS

FOR THE YEAR ENDED JUNE 30, 2011	Page 4

	2011	2010
		(Unaudited)

BALANCE, BEGINNING OF YEAR
AS PREVIOUSLY REPORTED	$2,996,340	$2,830,890
PRIOR PERIOD ADJUSTMENT (note 4)	(257,621)	-
	2,738,719	2,830,890
NET EARNINGS	434,427	(92,171)
PREMIUM ON REDEMPTION OF SHARES	(289,992)	-
	2,883,154	2,738,719

DIVIDENDS	(219,609)	-
BALANCE, END OF YEAR	$2,663,545	$2,738,719

The accompanying notes are an integral part of these financial statements.

BEMAG TRANSFORMER INC.

STATEMENT OF EARNINGS

FOR THE YEAR ENDED JUNE 30, 2011	Page 5

	2011	2010
		(Unaudited)

SALES	$14,876,985	$13,874,512
COST OF SALES (including amortization of $108,337; 2010 - $113,974)	11,506,845	11,859,481
GROSS MARGIN	3,370,140	2,015,031
EXPENSES
Selling, general and administrative expenses	2,586,004	1,895,066
Financial expenses	151,127	107,321
Research and development	87,869	289,358
Research and development tax credits	(61,069)	(217,665)
Foreign exchange loss (gain)	(47,767)	25,127
Amortization	86,213	82,857
	2,802,377	2,182,064
EARNINGS (LOSS) BEFORE INCOME TAXES	567,763	(167,033)
INCOME TAXES
Current (recovered)	32,378	(67,445)
Future	100,958	(7,417)
	133,336	(74,862)
NET EARNINGS (LOSS)	$434,427	$(92,171)

The accompanying notes are an integral part of these financial statements.

BEMAG TRANSFORMER INC.

STATEMENT OF CASH FLOW

FOR THE YEAR ENDED JUNE 30, 2011	Page 6

	2011	2010
		(Unaudited)

OPERATING ACTIVITIES (note 14)

Net earnings (loss)	$434,427	$(92,171)
Non-cash items:
Amortization of property, plant and equipment	194,550	196,831
Gain on disposal of property, plant and equipment	(7,832)	-
Future income taxes	100,958	(7,417)
	722,103	97,243
Net change in non-cash working capital items (note 14)	(999,112)	(273,313)
	(277,009)	(176,070)

INVESTING ACTIVITIES

Changes in advances to a company under common control	711,197	-
Changes in advances to shareholders	90,672	(128,838)
Acquisition of property, plant and equipment	(411,752)	(679,479)
Proceeds from sale of property, plant and equipment	40,185	799,580
	430,302	(8,737)

FINANCING ACTIVITIES

Issuance of class H shares	10	-
Redemption of class H shares	(10)	-
Bank indebtedness	(423,327)	948,699
Changes in bank loan	330,000	(593,500)
Repayment of note payable	-	(400,000)
Repayment of advances from a shareholder	-	(296)
Long-term debt	861,374	400,000
Repayment of long-term debt	(471,731)	(324,287)
Repurchase of class D shares	(230,000)	-
Dividends	(219,609)	-
	(153,293)	30,616
DECREASE IN BANK OVERDRAFT	-	(154,191)
BANK OVERDRAFT, BEGINNING OF YEAR	-	154,191
BANK OVERDRAFT, END OF YEAR	$-	$-

The accompanying notes are an integral part of these financial statements.

BEMAG TRANSFORMER INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2011	Page 7

1.	DESCRIPTION OF THE BUSINESS

The Company, incorporated under the Canada Business Corporations Act, manufactures and distributes transformers.

2.	SIGNIFICANT ACCOUNTING POLICIES

Private enterprises are not required to apply the following Sections of the CICA Handbook: 1530, 3855, 3862, 3863 and 3865 which would otherwise have applied to the financial statements of the Company for the year ended June 30, 2011. The Company has elected to use this exemption and applies the requirements of Section 3860 and of Accounting Guideline 13 (AcG-13) of the CICA Handbook.

The Company, with the unanimous consent of its shareholders, has elected to prepare its financial statements in accordance with Canadian generally accepted accounting principles, using the differential reporting options described below available to non-publicly accountable enterprises. The significant accounting policies are:

Differential reporting options

Share capital

The Company has elected to present Class D and E shares issued in tax planning arrangements under the Income Tax Act as equity. The Company would have otherwise presented these shares as liabilities.

Financial instruments

The Company has elected to disclose fair value information only for financial assets and liabilities for which fair value is readily obtainable.

Cash and cash equivalents

Cash and cash equivalents comprises cash on hand, demand deposits and investments with an original maturity at the date of purchase of three months or less.

BEMAG TRANSFORMER INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2011	Page 8

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Inventories

Raw materials are valued at the lower of cost and net realizable value, the cost being determined using the first in, first out method. Net realizable value is the estimated selling price in the normal course of business less the estimated costs of completion and the estimated necessary selling costs.

Work in process and finished goods are valued at the lower of weigthted average production cost and net realizable value. The cost of work in process and finished goods includes the cost of raw materials and the applicable share of the cost of labour and fixed and variable production overheads. Net realizable value is the estimated selling price less the estimated cost of completion and the estimated necessary selling cost.

Periodical reviews of the inventory are performed for excess inventory, obsolescence and declines in market value below cost and allowances are recorded against the inventory balance for any such declines. The Company writes down the value of ending inventory for obsolete and unmarketable inventory equal to the difference between the cost of inventory and the estimated market value. These reviews require management to estimate future demand for products and evaluate market conditions. Possible changes in these estimates could result in a write-down of inventory. If actual market conditions are less favorable than those projected, additional inventory write-downs may be required.

Property, plant and equipment

Property, plant and equipment are recorded at cost . Amortization is based on their estimated useful life using the following methods, rates and periods:

	Methods

Security equipment	Straight-line method	5%
Machinery and equipment	Straight-line method	5% and 10%
Bridge crane	Declining balance	20%
Automotive equipment	Declining balance	30%
Office furniture	Declining balance	20%
Computer hardware	Declining balance	30%
Leasehold improvements	Straight-line method	Terms of the lease
Machinery under construction	Not depreciated

BEMAG TRANSFORMER INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2011	Page 9

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Impairment of long-lived assets

Long-lived assets are tested for recoverability whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. An impairment loss is recognized when their carrying value exceeds the total undiscounted cash flows expected from their use and eventual disposition. The amount of the impairment loss is determined as the excess of the carrying value of the asset over its fair value.

Income taxes

The Company follows the asset and liability method of accounting for income taxes. Under this method, future income taxes are recognized based on the expected future tax consequences of differences between the carrying amount of balance sheet items and their corresponding tax basis, using the enacted and substantively enacted income tax rates for the years in which the differences are expected to reverse. Future income tax assets are recognized to the extent it is more likely than not they will be realized.

Foreign currency translation

The Company uses the temporal method to translate its foreign currency transactions. Monetary assets and liabilities are translated at the exchange rates in effect at the balance sheet date. Revenues and expenses are translated at average rates for the year. Translation gains or losses are included in earnings.

Derivative financial instruments

Derivative financial instruments held for trading or speculative purposes or that are not eligible for hedge accounting are recognized on the balance sheet at their fair value, with changes in fair value recognized in net earnings.

BEMAG TRANSFORMER INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2011	Page 10

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition and accrued warranty reserve

Revenue is recognized when (1) persuasive evidence of an arrangement exists, (2) delivery occurs, (3) the sales price is fixed or determinable, (4) collectibility is reasonably assured and (5) customer acceptance criteria, if any, have been successfully demonstrated. Revenue is recognized on the sale of goods, when the significant risks and rewards of ownership have been transferred to the buyer upon delivery, provided that the Company maintains neither managerial involvement to the degree usually associated with ownership, nor effective control over the goods sold. There are no further obligations on the part of the Company subsequent to revenue recognition, except when customers have the right of return or when the Company warrants the product. The Company records a provision for future returns, based on historical experience at the time of shipment of products to customers. The Company warrants some of its products against defects in design, materials and workmanship for a period of one year. The Company records a provision for estimated future warranty costs based on historical relationship of warranty claims to sales at the time of shipment of products to customers. The Company periodically reviews the adequacy of its product warranties and adjusts, if necessary, the warranty percentage and accrued warranty reserve for actual experience. As at June 30, 2011, the accrued warranty reserve amounted to $22,000 (2010 - $NIL).

Use of estimates

The preparation of financial statements in conformity with Canadian generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The financial statements include estimates based on currently available information and management's judgment as to the outcome of future conditions and circumstances. Significant estimates in these financial statements include inventory provision, useful lives and impairment of long-lived assets, allowance for doubtful accounts and investment tax credits. Changes in the status of certain facts or circumstances could result in material changes to the estimates used in the preparation of the financial statements and actual results could differ from the estimates and assumptions.

Research and development tax credits

Research and development tax credits are accounted for in reduction of operating expenses.

Capital grants and research and development tax credits are accounted for in reduction of related property, plant and equipment cost.

BEMAG TRANSFORMER INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2011	Page 11

3.	CHANGE IN ACCOUNTING POLICY

Future accounting changes

New accounting framework

The CICA has issued a new accounting framework applicable to Canadian private enterprises. Effective for fiscal years beginning on January 1, 2011, private enterprises will have to choose between International Financial Reporting Standards (IFRS) and Generally accepted accounting principles for private enterprises, whichever suits them best. Early adoption of these standards is permitted. The Company currently plans to adopt the new accounting standards for private enterprises for its fiscal year beginning on July 1, 2011. The impact of this transition has not yet been determined.

4.	PRIOR PERIOD ADJUSTMENT

On November 10, 2011, an audit report in accordance with Canadian generally accepted auditing standards with a qualified opinion regarding opening inventory was originally issued on the financial statements of the company for the year ended June 30, 2011. Following the disclosure of this audit report within the amended 8-K form filed at the United States Securities and Exchange Commission (SEC) on January 13, 2012 by the company Pioneer Power Solutions inc., the SEC has required to remove the qualified opinion and that the auditor's report meets the requirements of Generally Accepted auditing standards in the United States (U.S. GAAS). Additional work has been done to issue an audit opinion on the opening inventory of the company and a report complying with U.S. GAAS has also been issued on April 13, 2012.

Following the additional work done on opening inventory of July 1st, 2010, a retrospective adjustment of financial statements for the year ended June 30, 2010 was required. This adjustment resulted in decreasing the inventory as at June 30, 2010 of $357,000, increasing the current future income taxes asset of $49,395, decreasing the income taxes payable of $49,984, increasing the cost of sales of $357,000, decreasing the current income taxes expense of $49,984, decreasing the future income taxes expense of $49,395 and decreasing the retained earnings of $257,621.

For the year ended June 30, 2011, compared to the financial statements issued with the auditor’s report dated November 10, 2011, this adjustment results in a reduction of the retained earnings at beginning of $257,621, a decrease in cost of sales of $357,000, an increase of the current income taxes expense of $17,097, an increase of the future taxes expense of $49,395, an increase in income taxes receivable and retained earnings of $32,887 each.

BEMAG TRANSFORMER INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2011	Page 12

5.	ACCOUNTS RECEIVABLE

	2011	2010
		(Unaudited)

Trade	$2,799,053	$1,868,339
Advances to shareholders, non-interest-bearing	38,166	128,838
Other receivables	1,670	4,693
Company under common control, non-interest-bearing	99,829	811,026
	$2,938,718	$2,812,896

Accounts receivable as at June 30, 2011 include approximately $NIL (June 30, 2010 - $2,281) receivable in U.S. currency (U.S.$NIL; June 30, 2010 - U.S.$2,151).

6.	INVENTORIES

	2011	2010
		(Unaudited)

Raw materials	$2,091,296	$1,477,987
Work in process	239,304	401,832
Finished goods	882,732	588,536
	$3,213,332	$2,468,355

The write-down of inventories to their net realizable value amounted to approximately $156,284 (2010 - $NIL).

BEMAG TRANSFORMER INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2011	Page 13

7.	PROPERTY, PLANT AND EQUIPMENT

		2011		2010
				(Unaudited)
		Accumulated	Net	Net
	Cost	amortization	value	value

Security equipment	$42,665	$26,800	$15,865	$17,998
Machinery and equipment	2,059,427	981,284	1,078,143	1,062,499
Bridge crane	58,637	50,758	7,879	9,849
Automotive equipment	160,574	138,483	22,091	88,966
Office furniture	97,737	67,691	30,046	36,181
Computer hardware	354,694	242,917	111,777	131,657
Leasehold improvements	3,984	3,984	-	2,971
Machinery under construction	541,352	-	541,352	332,183
	$3,319,070	$1,511,917	$1,807,153	$1,682,304

During the year, a tax credit for investment of $9,910 (2010 - NIL) and a research and development tax credit of $113,448 (2010 - NIL) were recorded for in reduction of property, plant and equipment.

BEMAG TRANSFORMER INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2011	Page 14

8.	BANK LOAN

As at June 30, 2011, the Company had a line of credit amounting to $2,000,000. The line of credit cannot exceed 75% of eligible accounts receivable, 50% of eligible raw materials and finished goods up to $1,150,000. The line of credit bears interest at the bank prime rate plus 0.75%.

The Company also has a line of credit up to U.S.$300,000 and a foreign exchange risk facility up to $300,000.

The credit facilities are secured by a general assignment of accounts receivable and inventories, by a first rank movable hypothec of $4,000,000 on all the assets of the Company, tangible and intangible, present and future and by a $1,000,000 guarantee from a company under common control.

Under the terms of the bank loan, the Company must satisfy certain financial covenants such as a minimum capital ratio of 1.2:1, a debt/equity ratio not exceeding 2.5:1 and a minimum fixed costs coverage of 1.1:1. As at June 30, 2011, the Company was in compliance with these requirements.

Subsequent to the year end, the Company entered into a new credit facility agreement with its parent company, as explained in the subsequent event note (note 20).

9.	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	2011	2010
		(Unaudited)

Accounts payable and accrued liabilities	$1,554,175	$891,038
Salaries and vacation payable	211,363	214,950
Sales tax payable	53,570	43,636
	$1,819,108	$1,149,624

Accounts payable and accrued liabilities as at June 30, 2011 include approximately $331,045 (June 30, 2010 - $83,722) payable in U.S. currency (U.S.$343,229; June 30, 2010 - U.S.$78,941).

BEMAG TRANSFORMER INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2011	Page 15

10.	LONG-TERM DEBT

	2011	2010
		(Unaudited)
Term bank loan, bearing interest at bank prime rate plus 1.5%, National Bank of Canada, payable until November 2012 by monthly instalments of $6,964 plus interest (1)	$118,393	$201,964
Term bank loan, bearing interest at 6.25%, National Bank of Canada, payable until June 2015 by monthly instalments of $4,762, interest included (1)	290,476	342,857
Term bank loan, bearing interest at bank prime rate plus 1.5%, National Bank of Canada, payable until August 2012 by monthly instalments of $6,964 plus interest (1)	111,428	181,071
Term bank loan, bearing interest at bank prime rate plus 3.0%, Fonds de Solidarité FTQ Inc., payable until March 2013 by monthly instalments of $8,333 plus interest	175,000	275,000
Term bank loan, bearing interest at 6.25%, National Bank of Canada, payable until June 2015 by monthly instalments of $9,524 plus interest, renewable in June 2015 (1)	695,238	-
	1,390,535	1,000,892
Current portion of long-term debt	438,568	303,600
	$951,967	$697,292

(1) Under the terms of the bank loan, the Company must satisfy certain financial ratios such as a minimum capital ratio of 1.2:1, a debt/equity ratio not exceeding 2.5:1 and a minimum fixed costs coverage of 1.1:1. As at June 30, 2011, the Company was in compliance with these requirements.

Subsequent to the year end, the Company entered into a new credit facility agreement with its parent company, as explained in the subsequent event note (note 20).

As security for the term loans in the amount of $1,215,535, the Company has pledged all of its assets to a limit of $4,000,000.

BEMAG TRANSFORMER INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2011	Page 16

10.	LONG-TERM DEBT (continued)

Long-term debt principal repayments over the five years are the following:

2012	$438,568
2013	$309,117
2014	$171,432
2015	$233,332
2016	$114,288

11.	ISSUED CAPITAL

Authorized:

Unlimited number of Class A shares, participating, voting, without par value

Unlimited number of Class B shares, participating, non-voting, without par value

Unlimited number of Class C shares, non-participating, voting, without par value, redeemable by the Company or the shareholder at their paid-up amount, without dividend

Unlimited number of Class D shares, non-participating, non-voting, without par value, redeemable at the option of the Company or the holder at the consideration received upon issue, with a non-cumulative preferred monthly dividend of 0.5% calculated on the redemption price

Unlimited number of Class E shares, non-participating, non-voting, without par value, redeemable at the option of the Company or the holder at the consideration received upon issue, with a non-cumulative preferred monthly dividend of 0.75% calculated on the redemption price

Unlimited number of Class F shares, non-participating, non-voting, without par value, redeemable at the option of the Company or the holder at the consideration received upon issue, with a non-cumulative preferred monthly dividend of 1% calculated on the redemption price

Unlimited number of Class G shares, non-participating, non-voting, without par value, redeemable at the option of the Company or the holder at their paid-up amount with a non-cumulative preferred monthly dividend which the rate or the amount is determined by the board of director

BEMAG TRANSFORMER INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2011	Page 17

11.	ISSUED CAPITAL (continued)

Authorized: (continued)

Unlimited number of Class H shares, non-participating, non-voting, without par value, redeemable at the option of the Company or the holder at their paid-up amount with a non-cumulative preferred dividend which the rate or the amount is determined by the board of director

	2011	2010
		(Unaudited)
Issued and paid:

Presented as liabilities

200 Class C retractable shares	$20	$20
Presented as equity

100 Class A shares	$100	$100
2,960,000 Class D shares, retractable at $1 per share (3,250,000 in 2010)	85	93
250,000 Class E shares, retractable at $1 per share	7	7
	$192	$200

During the year, the Company cancelled 8 Class D shares in consideration of the transfer of automotive equipment amounting to approximately $60,000 and the transfer of a loan receivable shareholder amounting to approximately $230,000. As a result, the stated value of the Class D shares has been reduced by $8 and the excess of $289,992 has been charged to retained earnings.

During the same period the Company issued 10 Class H shares for a consideration of $10. Therefore, the stated value of the Class H shares has been increased by $10. The Company subsequently repurchased 10 Class H shares for a cash consideration of $10 and therefore the stated capital of Class H shares has been reduced by $10.

BEMAG TRANSFORMER INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2011	Page 18

12.	CONTRIBUTED SURPLUS

In 2010, the Company transferred property, plant and equipment to a company under common control for a cash consideration of $799,580. The sale price represents the directors' best estimate of the current value of the property, plant and equipment. The transaction has been measured in these financial statements at the carrying amount of the property, plant and equipment previously recognized in the accounts of the Company, which amounts to $480,978. The difference between the cash received and the carrying amount of the property, plant and equipment less current and future income taxes of $61,084 and $10,688 respectively, has been credited to contributed surplus.

13.	COMMITMENTS

The Company is committed under non cancellable operating leases for its facilities to pay $135,000 per year to a shareholder until June, 2014.

14.	CASH FLOWS

Cash flows from interest and income taxes

	2011	2010
		(Unaudited)

Interest paid	$130,179	$98,550
Income taxes paid (received)	$51,322	$(132,939)

Net change in non-cash working capital items

	2011	2010
		(Unaudited)

Accounts receivable	$(927,691)	$(613,565)
Inventories	(744,977)	568,832
Investment tax credits receivable	43,148	-
Prepaid expenses	(20,132)	13,665
Accounts payable and accrued liabilities	669,484	(90,012)
Income taxes	(18,944)	(152,233)
	$(999,112)	$(273,313)

BEMAG TRANSFORMER INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2011	Page 19

15.	PENSION PLAN

The Company has a defined contribution pension plan offered to basically all employees. The Company contributes to the plan for an amount equal of the employees contributions up to a maximum of 3% of their salaries. The benefit cost for 2011 amount to approximately $38,671 (2010 - $33,349).

16.	COMPARATIVE FIGURES

The presentation of certain accounts of the previous year has been changed to conform with the presentation adopted for the current year.

The unaudited financial statements for June 30, 2010, which are presented for comparative purposes only, were reviewed and reported upon by other chartered accountants.

17.	FINANCIAL INSTRUMENTS

Risk management policy

The Company is exposed to various risks through its financial instruments. The following analysis provides a measure of the risks at the balance sheet date.

Currency risk

The Company realizes approximately 62% of its purchase and 9% of its sales in U.S. dollars and is thus exposed to the fluctuations in the currencies. The Company manages actively this risk.
The bank overdraft as at June 30, 2011 include approximately $166,055 (2010 - $483,186) in U.S. curreny (U.S.$160,160; 2010 - $455,578).

Credit risk

The Company provides credit to its customers in the normal course of its operations. It carries out, on a continuing basis, credit checks on its customers and maintains provisions for contingent credit losses. Three customers represent 42% (2010 - two customers - 44%) of the Company's accounts receivable as at June 30, 2011. At the date of the preparation of the financial statements, 99% of the amount had been cashed in.

Interest rate risk

The Company is subject to interest rate risk since its borrowings bear variable interest rates.

BEMAG TRANSFORMER INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2011	Page 20

17.	FINANCIAL INSTRUMENTS (continued)

Fair value

The Company has elected not to disclose fair value information about financial assets and liabilities for which fair value was not readily obtainable. The fair value of the other assets and liabilities has been established as follows:

The Fair value of accounts receivable, bank overdraft, bank loan and accounts payable and accrued liabilities is approximately equal to their carrying values to their short-term maturity.

18.	RELATED PARTY TRANSACTIONS

The following table presents a summary of the related party transactions during the year:

	2011	2010
		(Unaudited)

Company under common control

Sales	$969,497	$1,616,768
Purchases	$2,083,315	$1,192,616
Management fees	$20,455	$-

Shareholder

Rental expenses	$120,000	$120,000

These transactions were concluded in the normal course of business and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

As at June 30, 2011, the Company acquired inventory and accounts receivable from a Company under common control for a value of $541,398 ($U.S. 522,182) and $168,867 ($U.S. 175,083) respectively. In consideration of these assets, the Company reduced its accounts receivable from this related company of the same amounts. These transactions were measured at the carrying value of the assets acquired.

As of June 30, 2011, the Company sold automotive equipment to a Company under common control and a shareholder for a value of $20,615 and $67,085 respectively. These transactions were measured at the carrying value of the assets sold.

BEMAG TRANSFORMER INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2011	Page 21

19.	ECONOMIC DEPENDANCE

During the year, sales to three clients represented 48% of total sales.

20.	SUBSEQUENT EVENT

On May 13, 2011, the shareholders of the Company entered into an agreement to sell all the issued and outstanding shares of the Company, effective as of July 1, 2011.

On July 1, 2011, the company entered into a new credit facility agreement with its parent company to refinance the bank indebtedness, bank loan and long-term debt previously held by National Bank of Canada and Fonds de Solidarité FTQ Inc.

The credit facility held by National Bank of Canada and the long-term debt held by the Fonds de Solidarité FTQ Inc. were paid in July 2011.